                   AMENDMENT TO FOURTH AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


     THIS AMENDMENT TO FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") is made as of August 31, 1999, by and among CARRAMERICA
       ---------
REALTY CORPORATION, CARR REALTY, L.P., and CARRAMERICA REALTY, L.P. (collectively, the "Borrower"), the BANKS listed on the signature pages hereof,
                    --------
and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Lead Agent.

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, the Borrower and the Banks have entered into the Fourth Amended and Restated Revolving Credit Agreement, dated as of August 27, 1998 (the "Credit Agreement"); and
      ----------------

               WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

          1.  Definitions. All capitalized terms not otherwise defined herein
              -----------
shall have the meanings ascribed to them in the Credit Agreement.

          2.  Amendments. Notwithstanding the provisions of Section 5.21 of the
              ----------
Credit Agreement, Carr and CarrAmerica LP may transfer its interests in those Real Property Assets more particularly set forth on Schedule 1 annexed hereto
                                                    ----------
and made a part hereof, to Carr LP.

          3.  Effective Date. This Amendment shall become effective upon receipt
              --------------
by the Lead Agent of counterparts hereof signed by the Borrower and the Required Banks (the date of such receipt being deemed the "Effective Date").
                                                  --------------

          4.  Entire Agreement.  This Amendment constitutes the entire and final
              ----------------
agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

          5.  Governing Law.  This Amendment shall be governed by, and construed
              -------------
in accordance with, the law of the State of New York.

          6.  Counterparts.  This Amendment may be executed in any number of
              ------------
counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

          7.  Headings, Etc.  Section or other headings contained in this
              --------------
Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

          8.  No Further Modifications.  Except as modified herein, all of the
              ------------------------
terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                              BORROWER:

                              CARRAMERICA REALTY CORPORATION


                              By:   /s/ Karen B. Dorigan
                                    --------------------
                              Name: Karen B. Dorigan
                              Title:  Managing Director

                              CARR REALTY, L.P.

                              By:   CarrAmerica Realty Corporation,
                                    General Partner


                                    By:  /s/ Karen B. Dorigan
                                         --------------------
                                    Name:  Karen B. Dorigan
                                    Title:  Managing Director

                              CARRAMERICA REALTY, L.P.

                              By:   CarrAmerica Realty GP Holdings, Inc.,
                                    General Partner


                                    By:  /s/ Karen B. Dorigan
                                         --------------------
                                    Name:  Karen B. Dorigan
                                    Title:  Vice President

                              BANKS:

                              MORGAN GUARANTY TRUST COMPANY
                              OF NEW YORK, as a Bank and as Lead Agent


                              By:   /s/ Kathryn Sayko-Yanes
                                    -----------------------
                              Name: Kathryn Sayko-Yanes
                              Title:  Vice President


                              BANK OF AMERICA, NATIONAL
                               ASSOCIATION, as a Bank and as Co-Agent


                              By:   /s/ Leslie D. Furst
                                    -------------------
                              Name: Leslie D. Furst
                              Title:  Principal


                              COMMERZBANK AKTIENGESELLSCHAFT,
                               NEW YORK BRANCH,
                                as a Bank and as Co-Agent


                              By:   /s/ Christian Berry
                                    -------------------
                              Name:  Christian Berry
                              Title:  Assistant Treasurer


                              By:   /s/ Douglas P. Traynor
                                    ----------------------
                              Name:  Douglas P. Traynor
                              Title:  Vice President


                              BANK AUSTRIA CREDITANSTALT


                              By:
                                   ------------------------
                              Name:
                              Title:


                              By:
                                   ------------------------
                              Name:
                              Title:

                              BAYERISCHE HYPO-VEREINSBANK AG,
                               NEW YORK BRANCH


                              By:   /s/ Christine Elcik
                                    -------------------
                              Name:  Christine Elcik
                              Title:  Associate Director


                              By:   /s/ Meggan W. Walsh
                                    -------------------
                              Name:  Meggan W. Walsh
                              Title:  Managing Director


                              PNC BANK, NATIONAL ASSOCIATION


                              By:   /s/ Richard B. Tezdinski
                                    ------------------------
                              Name:  Richard B. Tezdinski
                              Title:  Vice President


                              WACHOVIA BANK, N.A.


                              By:   /s/ Judith A. Nunn
                                    ------------------
                              Name:  Judith A. Nunn
                              Title:  Vice President


                              THE CHASE MANHATTAN BANK


                              By:   /s/  Fran Nuchims
                                    -----------------
                              Name:  Fran Nuchims
                              Title:  Vice President


                              FIRST UNION NATIONAL BANK


                              By:   /s/ Rex S. Ridy
                                    ---------------
                              Name: Rex S. Ridy
                              Title:  Vice President

                              LASALLE BANK, N.A.


                              By:   /s/ Peter Massolin
                                    ------------------
                              Name:  Peter Massolin
                              Title:  Associate Vice President


                              SOCIETE GENERALE, A FRENCH BANKING
                               CORPORATION, ACTING THROUGH ITS
                               SOUTHWEST AGENCY


                              By:   /s/ Jeffrey C. Schultz
                                    ----------------------
                              Name: Jeffrey C. Schultz
                              Title:  Vice President


                              KBC BANK N.V.


                              By:
                                  -----------------------
                              Name:
                              Title:


                              By:
                                  -----------------------
                              Name:
                              Title:


                              SOUTHTRUST BANK, NATIONAL
                               ASSOCIATION


                              By:   /s/ Lynn W. Feuerlein
                                    ---------------------
                              Name: Lynn W. Feuerlein
                              Title:  Group Vice President

                              ERSTE BANK DER OESTERREICHISCHEN
                               SPARKASSEN AG


                              By:   /s/ Paul Judicke
                                    ----------------
                              Name: Paul Judicke
                              Title:  Vice President


                              By:   /s/  John Runnion
                                    -----------------
                              Name: John Runnion
                              Title:  First Vice President

                              SCHEDULE 1
                              ----------

1.   Sunrise Corporate Center, Reston, Virginia

2.   Reston Crossing, Reston, Virginia